Supplement dated January 31, 2013

supplementing the Prospectus (the “Prospectus”) and

Statement of Additional Information (“SAI”),

each dated May 1, 2012,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

INTERNATIONAL VALUE FUND

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

Effective January 31, 2013, Stephen Ho will no longer serve as co-portfolio manager of the Fund. Ronald W. Holt, Jr. and Moira McLachlan will remain as co-portfolio managers of the Fund. Accordingly, all references to Mr. Ho and corresponding disclosure related to Mr. Ho in the Prospectus and SAI are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE